UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
 (Exact name of registrant as specified in charter)

235 W. Galena Street
Milwaukee, WI 53212
 (Address of principal executive offices) (Zip code)

Constance Dye Shannon
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, WI 53212
 (Name and address of agent for service)

(414) 299-2295
Registrant's telephone number, including area code

Date of fiscal year end: May 31

Date of reporting period: May 31, 2015

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Gratry International Growth Fund
(Institutional Class: GGIGX)

ANNUAL REPORT
May 31, 2015

Gratry International Growth Fund
a series of Investment Managers Series Trust

Table of Contents

Shareholder Letter	1
Fund Performance	4
Schedule of Investments	5
Statement of Assets and Liabilities	9
Statement of Operations	10
Statement of Changes in Net Assets	11
Financial Highlights	12
Notes to Financial Statements	13
Report of Independent Registered Public Accounting Firm	20
Supplemental Information	21
Expense Example	23

This report and the financial statements contained herein are provided for the general information of the shareholders of the Gratry International Growth Fund.  This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
www.gratryfunds.com

Letter to Shareholders

Dear Fellow Shareholders:

We are pleased to provide you with the 2015 annual report on the Gratry International Growth Fund (Institutional Share Class; symbol: GGIGX). Gratry & Company, as the investment adviser to the Fund, entered the mutual fund business in June of 2013 with the launch of our first mutual fund. Since 1981, Gratry & Company has managed client portfolios only in “separate accounts” with higher minimum investments. Our strategic decision to enter the mutual fund business was premised on our desire to offer clients a small account option. And we are pleased with the performance of the Fund and the reception it has garnered from investors since inception.

Gratry & Company, LLC is in sound financial health and there were no changes in the past year to the team that manages the Fund. We take pride in the continuity of our firm and our investment team. You can learn more about us at www.gratry.com.

A discussion of the Fund’s performance and the investment environment in which we find ourselves follows below. But first, as a reminder, we offer a brief overview of the basic tenets of our approach to international equity portfolio management.

Our investment thesis is two-fold. We believe: 1) over the long-term, all else equal, macro-economic performance drives equity prices; and 2) over that same period, the stocks of higher-quality companies will outperform the overall market. Our investment process attempts to validate this thesis. We analyze and monitor, on an on-going basis, the macro-economic health of the countries in our investable universe. This analysis helps shape our “world economic views”, which in turn drives our outlook for the various market industries and sectors. We combine this “top-down” analysis with a fundamental “bottom-up” stock selection process. Our primary stock selection criteria are: 1) Growth; 2) Quality; and 3) Reasonable Valuations. We also tend to invest in larger companies.

Performance Review:

For the year ended May 31, 2015, the Gratry International Growth Fund returned +7.19% (NAV return before taxes). By way of comparison the Fund’s benchmark, the MSCI World ex-US (net) Index, declined 1.13% during the same period.

The Fund’s performance in recent quarters has benefited from a significant allocation to Healthcare stocks. Global demand for healthcare products and services should remain strong on a secular, long-term basis as the population in the developed world (United States, Europe, and Japan) ages, and disposable incomes rise in the “developing” world. Approximately twenty percent of the Fund’s assets were invested in this sector as of May 31, 2015.

The Fund is positioned to benefit from a gradual improvement in the European economy. However, we remain leery of investing in European banks. The Fund is underweight the Financial sector as a whole.

We have become modestly more positive in our view of investment opportunities in Japan and therefore, have increased the Fund’s allocation to Japanese stocks. Prime Minister Abe has made progress on implementing market reforms that render Japanese stocks relatively more attractive in the near term. Yet we remain skeptical about the long-term prospects for the Japanese economy given significant structural issues relating to demographics, economic and tax policy.

320 Tower East, Shaker Heights, Ohio 44122	855-4GRATRY (447-2879)	www.gratryfunds.com

Letter to Shareholders

The Fund may hold up to 25% of its assets in stocks of companies domiciled in emerging markets. As of May 31, 2015, approximately 8% of the fund was invested in this segment of the international equity market (with no investments in Greece). Part of our caution relative to emerging markets is based on the expectation that the U.S. Federal Reserve will raise interest rates sometime in the near future, and this could have a negative impact on emerging economies. In addition, the decline in commodity (including crude oil) prices has hurt those developing economies that rely on the export of such goods.

We are long-term investors with our personal money invested alongside yours in the Fund. We appreciate the confidence you have shown in us and we will strive every day to continue to earn it.

Sincerely,

Gratry & Company, LLC
Shaker Heights, Ohio

320 Tower East, Shaker Heights, Ohio 44122	855-4GRATRY (447-2879)	www.gratryfunds.com

Letter to Shareholders

Important Information
The views in this letter were as of May 31, 2015 and may not necessarily reflect the same views on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the fund’s investment methodology and do not constitute investment advice.This report may contain discussions about investments that may or may not be held by the Fund as of the date of this report. All current and future holdings are subject to risk and to change.

Foreign investments present risks due to currency fluctuations, economic and political factors, government regulations, differences in accounting standards and other factors.

MSCI World ex-US Index (net) is a free float-adjusted market capitalization index that is designed to measure developed market equity performance excluding the USA. The index is unmanaged and does not incur management fees, transaction costs or other expenses. Returns include net (after foreign taxes) dividends received. It is not possible to invest directly in the Index.

320 Tower East, Shaker Heights, Ohio 44122	855-4GRATRY (447-2879)	www.gratryfunds.com

Gratry International Growth Fund
FUND PERFORMANCE at May 31, 2015 (Unaudited)

This graph compares a hypothetical $10,000 investment in the Fund’s Institutional Class shares, made at its inception, with a similar investment in the MSCI World ex-U.S. Index. Results include the reinvestment of all dividends and capital gains.

The index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US. The index does not reflect expenses, fees or sales charge, which would lower performance. The index is unmanaged and it is not possible to invest in an index.

Average Annual Total Returns as of May 31, 2015	6 Month	1 Year	Since Inception (6/28/13)
Gratry International Growth Fund – Institutional Class	7.75%	7.19%	12.05%
MSCI World ex-U.S. Index	3.82%	-1.13%	10.29%

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (855) 4GRATRY (855-447-2879).

Gross and net expense ratios for the Institutional Class shares were 5.24% and 1.20% respectively, which were the amounts stated in the current prospectus. The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses to ensure that total annual fund operating expenses do not exceed 1.45%, and 1.20%, of the average daily net assets of the Fund’s Investor Class and Institutional Class shares, respectively. This agreement is in effect until September 30, 2015, and it may be terminated before that date only by the Trust’s Board of Trustees.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Shares redeemed within 30 days of purchase will be charged 1.00% redemption fee.

Gratry International Growth Fund
SCHEDULE OF INVESTMENTS
As of May 31, 2015

Number of Shares		Value

	COMMON STOCKS – 94.5%
	BELGIUM – 2.5%
3,590	Anheuser-Busch InBev N.V. - ADR	$432,810

	CANADA – 6.1%
4,865	Canadian National Railway Co.	288,787
5,110	CGI Group, Inc.*	216,562
9,530	Magna International, Inc.	548,070
		1,053,419
	CHINA – 1.2%
7,935	Vipshop Holdings Ltd. - ADR*	198,137

	DENMARK – 2.8%
8,460	Novo Nordisk A/S - ADR	477,821

	GERMANY – 3.8%
2,890	Bayer A.G. - ADR	412,721
4,845	Volkswagen A.G. - ADR	234,643
		647,364
	HONG KONG – 2.3%
13,470	Hutchison Whampoa Ltd. - ADR	399,655

	INDIA – 1.3%
3,765	HDFC Bank Ltd. - ADR	224,469

	IRELAND – 13.8%
1,815	Actavis PLC*	556,860
5,825	Eaton Corp. PLC	417,012
7,375	ICON PLC*	478,416
2,460	Jazz Pharmaceuticals PLC*	441,201
3,650	Mallinckrodt PLC*	472,456
		2,365,945
	ISRAEL – 1.2%
2,530	Check Point Software Technologies Ltd.*	214,342

	JAPAN – 14.7%
66,850	iShares MSCI Japan - ETF	872,392
34,210	Mitsubishi UFJ Financial Group, Inc. - ADR	252,128
15,058	Sony Corp. - ADR*	465,593
52,320	Sumitomo Mitsui Financial Group, Inc. - ADR	475,066
3,310	Toyota Motor Corp. - ADR	456,416
		2,521,595

Gratry International Growth Fund
SCHEDULE OF INVESTMENTS – Continued
As of May 31, 2015

Number of Shares		Value

	COMMON STOCKS (Continued)
	NETHERLANDS – 14.9%
6,845	Chicago Bridge & Iron Co. N.V.	$371,410
30,875	ING Groep N.V. - ADR	508,820
4,880	LyondellBasell Industries N.V. - Class A	493,368
6,805	NXP Semiconductor N.V.*	763,861
7,465	Sensata Technologies Holding N.V.*	411,247
		2,548,706
	SINGAPORE – 6.6%
4,620	Avago Technologies Ltd.	684,083
7,360	DBS Group Holdings Ltd. - ADR	440,864
		1,124,947
	SWITZERLAND – 7.8%
3,925	ACE Ltd.	417,934
4,325	Novartis A.G. - ADR	444,307
6,815	TE Connectivity Ltd.	470,235
		1,332,476
	TAIWAN – 2.5%
17,640	Taiwan Semiconductor Manufacturing Co., Ltd. - ADR	428,299

	UNITED KINGDOM – 11.0%
9,570	BP PLC - ADR	396,772
6,370	Delphi Automotive PLC	554,063
3,005	National Grid PLC - ADR	215,398
8,550	Prudential PLC - ADR	427,671
6,775	Rio Tinto PLC - ADR	296,542
		1,890,446
	UNITED STATES – 2.0%
3,810	Schlumberger Ltd.	345,834

	TOTAL COMMON STOCKS (Cost $14,419,548)	16,206,265

Principal Amount

	SHORT-TERM INVESTMENTS – 5.2%
$893,963	UMB Money Market Fiduciary, 0.01%[1]	893,963

	TOTAL SHORT-TERM INVESTMENTS (Cost $893,963)	893,963

Gratry International Growth Fund
SCHEDULE OF INVESTMENTS – Continued
As of May 31, 2015

Value

TOTAL INVESTMENTS – 99.7% (Cost $15,313,511)	$17,100,228
Other Assets in Excess of Liabilities – 0.3%	55,245

TOTAL NET ASSETS – 100.0%	$17,155,473

ADR – American Depository Receipt
ETF – Exchange Traded Fund
PLC – Public Limited Company

*	Non-income producing security.
[1]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

Gratry International Growth Fund
SUMMARY OF INVESTMENTS
As of May 31, 2015

Security Type/Industry	Percent of Total Net Assets
Common Stocks
Health Care	19.1%
Financials	16.0%
Technology	15.9%
Consumer Discretionary	14.3%
Industrials	11.4%
Materials	4.6%
Energy	4.3%
Consumer Staples	2.5%
Utilities	1.3%
Total Common Stocks	89.4%
Exchange – Traded Funds	5.1%
Short-Term Investments	5.2%
Total Investments	99.7%
Other Assets in Excess of Liabilities	0.3%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Gratry International Growth Fund
STATEMENT OF ASSETS AND LIABILITIES
As of May 31, 2015

Assets:
Investments, at value (cost $15,313,511)	$17,100,228
Receivables:
Dividends and interest	32,430
Fund shares sold	75,972
Due from Advisor	12,740
Prepaid expenses	13,606
Total assets	17,234,976

Liabilities:
Payables:
Fund shares redeemed	30,162
Shareholder servicing fees (Note 8)	2,464
Auditing fees	17,500
Fund accounting fees	7,065
Transfer agent fees and expenses	3,835
Custody fees	2,889
Fund administration fees	4,938
Trustees' fees and expenses	1,649
Chief Compliance Officer fees	1,055
Accrued other expenses	7,946
Total liabilities	79,503

Net Assets	$17,155,473

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$15,963,151
Accumulated net investment income	27,887
Accumulated net realized loss on investments	(622,282)
Net unrealized appreciation on investments	1,786,717
Net Assets	$17,155,473

Institutional Class:
Shares of beneficial interest issued and outstanding	1,390,576
Net asset value per share	$12.34

See accompanying Notes to Financial Statements.

Gratry International Growth Fund
STATEMENT OF OPERATIONS
For the year ended May 31, 2015

Investment Income:
Dividends (net of foreign withholding taxes of $16,396)	$205,416
Interest	72
Total investment income	205,488

Expenses:
Advisory fees	89,844
Fund administration fees	43,825
Fund accounting fees	39,288
Registration fees	26,089
Transfer agent fees and expenses	25,739
Legal fees	17,704
Auditing fees	17,500
Custody fees	14,116
Shareholder servicing fees (Note 8)	11,823
Chief Compliance Officer fees	11,495
Shareholder reporting fees	10,593
Miscellaneous	7,457
Trustees' fees and expenses	5,501
Offering costs	1,903
Insurance fees	1,201
Excise Tax Expense	73

Total expenses	324,151
Advisory fees waived	(89,844)
Other expenses absorbed	(80,296)
Net expenses	154,011
Net investment income	51,477

Realized and Unrealized Gain (Loss) from Investments:
Net realized loss on investments	(379,493)
Net change in unrealized appreciation/depreciation on investments	1,213,315
Net realized and unrealized gain on investments	833,822

Net Increase in Net Assets from Operations	$885,299

See accompanying Notes to Financial Statements.

Gratry International Growth Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the year ended May 31, 2015	For the Period June 28, 2013* through May 31, 2014
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$51,477	$85,095
Net realized loss on investments	(379,493)	(250,580)
Net change in unrealized appreciation/depreciation on investments	1,213,315	573,402
Net increase in net assets resulting from operations	885,299	407,917

Distributions to Shareholders:
From net investment income	(104,279)	-
From net realized gains	(57)	-
Total distributions to shareholders	(104,336)	-

Capital Transactions:
Institutional Class:
Net proceeds from shares sold	8,283,526	12,311,341
Reinvestment of distributions	98,730	-
Cost of shares redeemed[1]	(3,741,248)	(985,756)
Net increase in net assets from capital transactions	4,641,008	11,325,585

Total increase in net assets	5,421,971	11,733,502

Net Assets:
Beginning of period	11,733,502	-
End of period	$17,155,473	$11,733,502

Accumulated net investment income	$27,887	$86,759

Capital Share Transactions:
Institutional Class:
Shares sold	698,521	1,098,636
Shares reinvested	9,192	-
Shares redeemed	(327,909)	(87,864)
Net increase in capital share transactions	379,804	1,010,772

*	Commencement of operations.
[1]	Net of redemption fees of $139 and $0, respectively.

See accompanying Notes to Financial Statements.

Gratry International Growth Fund
FINANCIAL HIGHLIGHTS
Institutional Class

Per share operating performance.
For a capital share outstanding throughout the period.

	For the year ended May 31, 2015		For the Period June 28, 2013* May 31, 2014
Net asset value, beginning of period	$11.61		$10.00
Income from Investment Operations:
Net investment income[1]	0.05		0.19
Net realized and unrealized gain on investments	0.77		1.41
Total from investment operations	0.82		1.60

Less Distributions:
From net investment income	(0.09)		-
From net realized gain	-	[2]	-
Total distributions	(0.09)		-

Redemption fee proceeds[1]	-	[2]	0.01

Net asset value, end of period	$12.34		$11.61

Total return [3]	7.19%		16.10%	[4]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$17,155		$11,734

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	2.52%		5.24%	[5]
After fees waived and expenses absorbed	1.20%		1.20%	[5]
Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed	(0.92)%		(2.22)%	[5]
After fees waived and expenses absorbed	0.40%		1.82%	[5]
Portfolio turnover rate	59%		51%	[4]

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower had expenses not been waived and/or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.
[4]	Not annualized.
[5]	Annualized.

See accompanying Notes to Financial Statements.

Gratry International Growth Fund
NOTES TO FINANCIAL STATEMENTS
May 31, 2015

Note 1 – Organization
Gratry International Growth Fund (the ‘‘Fund’’) was organized as a diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to seek long-term capital appreciation. The Fund is authorized to offer two classes of shares, the Investor Class (currently not available for purchase) and the Institutional Class. The Fund commenced investment operations on June 28, 2013.

The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, subject to the approval of the Trustees. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative shares outstanding. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

Note 2 – Accounting Policies
The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments
The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Debt securities are valued at the mean between the last available bid and asked prices for such securities, or if such prices are not available, at the bid price obtained from at least one broker-dealer or at prices for securities of comparable maturity, quality and type. All other types of securities, including restricted securities and securities for which market quotations are not readily available, are valued at fair value as determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value.

A Fund’s assets are valued at their fair market value. If a market quotation is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees. The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting. The Valuation Committee meets as needed. The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.

Gratry International Growth Fund
NOTES TO FINANCIAL STATEMENTS – Continued
May 31, 2015

Foreign securities traded in countries outside the U.S. are fair valued by utilizing the quotations of an independent pricing service. The pricing service uses statistical analyses and quantitative models to adjust local prices using factors such as subsequent movement and changes in the prices of indexes, securities and exchange rates in other markets in determining fair value as of the time the Fund calculates the NAVs. The Board reviews the independent third party fair valuation analysis report quarterly.

(b) Investment Transactions, Investment Income and Expenses
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each fund or an alternative allocation method can be more appropriately made.

The Fund incurred offering costs of approximately $35,997, which were amortized over one-year period from June 28, 2013 (commencement of operations).

(c) Foreign Currency Translation
The Fund’s records are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the reporting period. The currencies are translated into U.S. dollars by using the exchange rates quoted prior to when the Fund’s net asset value is next determined. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

The Fund does not isolate that portion of its net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market prices. Such fluctuations are included with net realized and unrealized gain or loss from investments and foreign currency.

Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

(d) Federal Income Taxes
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

Gratry International Growth Fund
NOTES TO FINANCIAL STATEMENTS – Continued
May 31, 2015

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the open year ended May 31, 2014 and as of and during the year ended May 31, 2015, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(e) Distributions to Shareholders
The Fund will make distributions of net investment income and capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gain may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

Note 3 – Investment Advisory and Other Agreements
The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with Gratry & Company, LLC (the “Advisor”). Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 0.70% of the Fund’s average daily net assets. The Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding, as applicable, taxes, leverage interest, brokerage commissions, dividend expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation expenses) do not exceed 1.45% and 1.20% of the average daily net assets of the Fund’s Investor Class and Institutional Class shares, respectively. This agreement is in effect until September 30, 2015, and it may be terminated before that date only by the Trust’s Board of Trustees.

For the year ended May 31, 2015, the Advisor waived all of its advisory fees and absorbed other expenses totaling $170,140. The Advisor may recover from the Fund fees and/or expenses previously waived and/or absorbed, if the Fund’s expense ratio, including the recovered expenses, falls below the expense limit at which they were waived. The Advisor is permitted to seek reimbursement from the Fund for a period of three fiscal years following the fiscal year in which such reimbursements occurred. At May 31, 2015, the amount of these potentially recoverable expenses was $358,644. The Advisor may recapture all or a portion of this amount no later than May 31 of the years stated below:

2017	$188,504
2018	$170,140

Gratry International Growth Fund
NOTES TO FINANCIAL STATEMENTS – Continued
May 31, 2015

IMST Distributors, LLC serves as the Fund’s distributor; UMB Fund Services, Inc. (“UMBFS”), serves as the Fund’s fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Fund’s other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Fund does not compensate trustees and officers affiliated with the Fund’s co-administrators. For the year ended May 31, 2015, the Fund’s allocated fees incurred for Trustees who are not affiliated with the Fund’s co-administrators are reported on the Statement of Operations.

Effective October 1, 2014, Dziura Compliance Consulting, LLC. provides Chief Compliance Officer (“CCO”) services to the Trust. Prior to October 1, 2014, Cipperman & Co. provided CCO services to the Trust. The Fund’s allocated fees incurred for CCO services for the year ended May 31, 2015, are reported on the Statement of Operations.

Note 4 – Federal Income Taxes
At May 31, 2015, gross unrealized appreciation and depreciation of investments owned by the Fund, based on cost for federal income tax purposes were as follows:

Cost of investments	$15,353,339

Gross unrealized appreciation	2,059,100
Gross unrealized depreciation	(312,211)
Net unrealized appreciation on investments	$1,746,889

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing difference in recognizing certain gains and losses in security transactions.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended May 31, 2015 permanent differences in book and tax accounting have been reclassified to paid in capital, accumulated net investment income and accumulated net realized loss on investments as follows:

Increase (Decrease)
Paid-In Capital	Accumulated Net Investment Income/Loss	Accumulated Net Realized Gain/Loss
$ 157	$ (6,070)	$ 5,913

As of May 31, 2015 the components of accumulated earnings (deficit) on a tax basis for the funds were as follows:

Undistributed ordinary income	$27,887
Undistributed long-term gains	-
Tax accumulated earnings	27,887

Accumulated capital and other losses	$(582,454)
Unrealized appreciation on investments	1,746,889
Total accumulated earnings	$1,192,322

Gratry International Growth Fund
NOTES TO FINANCIAL STATEMENTS – Continued
May 31, 2015

The tax character of distributions paid during the fiscal year ended May 31, 2015 were as follows:

2015
Distributions paid from :
Ordinary income	$104,336
Net long-term capital gains	-
Total distributions paid	$104,336

Losses incurred after October 31 ("post-October" losses) within the taxable year are deemed to arise on the first day of the Fund's next taxable year. As of May 31, 2015, the Fund had $235,747 of post-October capital losses which are deferred until June 1, 2015 for tax purposes.

As of May 31, 2015, the Fund had a short-term capital loss carryover of $346,707. To the extent that the fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryover. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

Note 5 – Redemption Fees
The Fund may impose a redemption fee of 1.00% of the total redemption amount on all shares redeemed within 30 days of purchase. For the year ended May 31, 2015, the Fund received $139 in redemption fees.

Note 6 – Investment Transactions
For the year ended May 31, 2015, purchases and sales of investments, excluding short-term investments, were $11,859,340 and $7,240,980, respectively.

Note 7 – Distribution Plan
The Trust, on behalf of the Fund, has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act that allows the Fund to pay distribution fees for the sale and distribution of its Investor Class shares. The Plan provides for the payment of a distribution fee at the annual rate of up to 0.25% of average daily net assets attributable to Investor Class shares. Institutional Class shares are not subject to any distribution fees under the Plan.

For the year ended May 31, 2015, there were no distribution fees incurred by the fund.

Note 8 – Shareholder Servicing Plan
The Trust, on behalf of the Fund, has adopted a Shareholder Servicing Plan (the “Plan”) to pay a fee at an annual rate of up to 0.10% of average daily net assets of shares serviced by shareholder servicing agents who provide administrative and support services to their customers.

For the year ended May 31, 2015, shareholder servicing fees incurred are disclosed on the Statement of Operations.

Note 9 – Indemnifications
In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Gratry International Growth Fund
NOTES TO FINANCIAL STATEMENTS – Continued
May 31, 2015

Note 10 – Fair Value Measurements and Disclosure
Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•	Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of May 31, 2015, in valuing the Fund’s assets carried at fair value:

Gratry International Growth Fund
NOTES TO FINANCIAL STATEMENTS – Continued
May 31, 2015

	Level 1	Level 2*	Level 3*	Total
Investments
Common Stocks
Consumer Discretionary	$2,456,922	$-	$-	$2,456,922
Consumer Staples	432,810	-	-	432,810
Energy	742,606	-	-	742,606
Financials	2,746,952	-	-	2,746,952
Health Care	3,283,782	-	-	3,283,782
Industrials	1,947,099	-	-	1,947,099
Materials	789,910	-	-	789,910
Technology	2,718,394	-	-	2,718,394
Utilities	215,398	-	-	215,398
Exchange - Traded Funds	872,392	-	-	872,392
Short-Term Investments	893,963	-	-	893,963
Total Investments	$17,100,228	$-	$-	$17,100,228

*	The Fund did not hold any Level 2 or Level 3 securities at period end.

Transfers are recognized at the end of the reporting period. There were no transfers at period end.

Note 11 - Recently Issued Accounting Pronouncements
In June 2014, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2014-11 Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The amendments in this ASU require an entity to modify accounting for repurchase-to-maturity transactions and repurchase financing arrangements, as well as modify required disclosures for repurchase agreements, securities lending transactions, and repurchase-to-maturity transactions that are accounted for as secured borrowings. The guidance is effective for fiscal years beginning on or after December 15, 2014, and for interim periods within those fiscal years. Management is currently evaluating the impact these changes will have on the Fund’s financial statement disclosures.

Note 12 – Events Subsequent to the Fiscal Period End
The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements. There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders
Investment Managers Series Trust

We have audited the accompanying statement of assets and liabilities of the Gratry International Growth Fund (the “Fund”), a series of Investment Managers Series Trust, including the schedule of investments, as of May 31, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets and the financial highlights for the year then ended and the period June 28, 2013 (commencement of operations) to May 31, 2014.  These financial statements and financial highlights are the responsibility of the Fund’s management.   Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.   Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2015, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Gratry International Growth Fund as of May 31, 2015, and the results of its operations for the year then ended, the changes in its net assets and its financial highlights for the year then ended and for the period June 28, 2013 to May 31, 2014, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
July 30, 2015

Gratry International Growth Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Corporate Dividends Received Deduction

For the period ended May 31, 2015, 0% of the dividends to be paid from net investment income, including short-term capital gains from the Fund (if any), is designated as dividends received deduction available to corporate shareholders.

Qualified Dividend Income

For the period ended May 31, 2015, 100% of dividends to be paid from net investment income, including short-term capital gains from the Fund (if any), is designated as qualified dividend income.

Trustees and Officer Information

Additional information about the Trustees is included in the Fund’s Statement of Additional Information which is available, without charge, upon request by calling (855) 4GRATRY (855-447-2879). The Trustees and officers of the Fund and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Independent Trustees:
Charles H. Miller [a] (born 1947) Trustee	Since November 2007	Retired (2013-present). Executive Vice President, Client Management and Development, Access Data Corp., a Broadridge Company, a provider of technology and services to asset management firms (1997-2012).	72	None.
Ashley Toomey Rabun [a] (born 1952) Trustee and Chairperson of the Board	Since November 2007	President and Founder, InvestorReach, Inc. a financial services consulting firm (1996-present).	72	None.
William H. Young [a] (born 1950) Trustee	Since November 2007	Retired (2014-present). Independent financial services consultant (1996-2014); Interim CEO, Unified Fund Services (now Huntington Fund Services), a mutual fund service provider (2003-2006); Senior Vice President, Oppenheimer Management Company (1983-1996). Board Member Emeritus, NICSA, an investment management trade association (2012 – present).	72	None.
Interested Trustees:
John P. Zader a ‡ (born 1961) Trustee	Since November 2007	Retired (June 2014-present). CEO, UMB Fund Services, Inc., a mutual and hedge fund service provider, and the transfer agent, fund accountant and co-administrator for the Fund, (2006-June 2014). President, Investment Managers Series Trust (December 2007-June 2014).	72	Investment Managers Series Trust II, a registered investment company.

Gratry International Growth Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Eric M. Banhazlb† (born 1957) Trustee and Vice President	Since January 2008 as Trustee and December 2007 as Vice President	President, Mutual Fund Administration, LLC (2006 – present).	72	Investment Managers Series Trust II, a registered investment company.
Officers of the Trust
Maureen Quill [a] (born 1963) President	Since June 2014	Chief Operating Officer (June 2014-present); Executive Vice-President, UMB Fund Services, Inc. (January 2007-June 2014). Vice-President, Investment Managers Series Trust (December 2013 – June 2014).	N/A	N/A
Terrance P. Gallagher, CPA, JD a (born 1958) Vice President	Since December 2007	Executive Vice President, UMB Fund Services, Inc. (2007 – present); Director of Compliance, Unified Fund Services Inc. (2004 – 2007).	N/A	N/A
Rita Dam [b] (born 1966) Treasurer and Assistant Secretary	Since December 2007	Vice President, Mutual Fund Administration, LLC (2006 – present).	N/A	N/A
Joy Ausili [b] (born 1966) Secretary and Assistant Treasurer	Since December 2007	Vice President, Mutual Fund Administration, LLC (2006 – present).	N/A	N/A
Martin Dziura [b] (born 1959) Chief Compliance Officer	Since June 2014
Principal, Dziura Compliance Consulting, LLC (October 2014 – present); Managing Director, Cipperman Compliance Services (2010 – September 2014); Chief Compliance Officer, Hanlon Investment Management (2009-2010).
			N/A	N/A

a	Address for certain Trustees and certain officers: 235 W. Galena Street, Milwaukee, Wisconsin 53212.
b	Address for Mr. Banhazl, Ms. Ausili and Ms. Dam: 2220 E. Route 66, Suite 226, Glendora, California 91740.
Address for Mr. Dziura: 39 Stratford Square, Boyerstown, Pennsylvania 19512.
c	Trustees and officers serve until their successors have been duly elected.
†	Mr. Banhazl is an “interested person” of the Trust by virtue of his position as an officer of the Trust.
‡	Mr. Zader is being treated as an “interested person” of the Trust until July 1, 2016, by reason of his former position with UMB Fund Services, Inc.

Gratry International Growth Fund
EXPENSE EXAMPLE
For the Six Months Ended May 31,  2015

Expense Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and redemption fees, and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Investor Class only);  and other Fund expenses.  The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from December 1, 2014 to May 31, 2015.

Actual Expenses
The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses.  You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges.  Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
Institutional Class	12/01/14	05/31/15	12/01/14 – 05/31/15
Actual Performance	$ 1,000.00	$ 1,077.50	$ 6.20
Hypothetical Performance	1,000.00	1,018.96	6.02

*	Expenses are equal to the Fund’s annualized expense ratio of 1.20% multiplied by the average account value over the period, multiplied by 182/365 (to reflect the period since inception). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

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Gratry International Growth Fund
a series of Investment Managers Series Trust

Investment Advisor
Gratry & Company LLC
20600 Chagrin Blvd., Suite 320
Shaker Heights, Ohio 44122

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Custodian
UMB Bank, n.a.
928 Grand Boulevard, 5th Floor
Kansas City, Missouri  64106

Fund Co-Administrator
Mutual Fund Administration, LLC
2220 E. Route 66, Suite 226
Glendora, California  91740

Fund Co-Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, Wisconsin 53212

Distributor
IMST Distributors, LLC
Three Canal Plaza, Suite 100
Portland, Maine  04101
www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
Gratry International Growth Fund – Institutional Class	GGIGX	46141P 792

Privacy Principles of the Gratry International Growth Fund for Shareholders
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the Gratry International Growth Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund (toll-free) at (855) 4GRATRY (855-447-2879) or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record
Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund (toll-free) at (855) 4GRATRY (855-447-2879) or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

Form N-Q Disclosure
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov or by calling the Fund (toll-free) at (855) 4GRATRY (855-447-2879). The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Gratry International Growth Fund
P.O. Box 2175
Milwaukee, WI 53201
Toll Free: (855) 4GRATRY (855-447-2879)

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-855-447-2879.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant does not have an audit committee financial expert serving on its audit committee. The audit committee is composed of the Registrant’s three independent Trustees, each of whom possesses extensive industry experience, but none of whom has all of the technical attributes identified in Instruction 2(b) to Item 3 of Form N-CSR to qualify as an “audit committee financial expert.” The Board of Trustees believes that the audit committee has sufficient knowledge and experience to meet its obligations as the audit committee of the Registrant. In addition, the Board of Trustees notes that the audit committee has the authority to retain any experts necessary to carry out its duties.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 5/31/2015	FYE 5/31/2014
Audit Fees	$15,000	$14,250
Audit-Related Fees	N/A	N/A
Tax Fees	$2,500	$2,500
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 5/31/2015	FYE 5/31/2014
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment advisor (and any other controlling entity, etc.—not sub-advisor) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 5/31/2015	FYE 5/31/2014
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed February 5, 2009.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President

Date	8/7/15

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President

Date	8/7/15

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer

Date	8/7/15